                                                                EXHIBIT 4.1



        Number                                                  Shares



                 [HPI LOGO] HOME PRODUCTS INTERNATIONAL, INC.



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




This Certifies That                                     CUSIP 437305 10 5



                                   SPECIMEN




Is the Registered Owner of

FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $0.01 PER SHARE, OF THE COMMON STOCK OF
                      HOME PRODUCTS INTERNATIONAL, INC.



transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Certificate of Incorporation, the By-Laws and any Certificate of Designation of the Corporation and all amendments thereto (copies of which are on file at the office of the Transfer Agent). This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duty authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR
                                                                  [SIG]
                                                                  SPECIMEN
                                                            CHAIRMAN AND CHIEF
                        AUTHORIZED SIGNATURE   [HPI SEAL]   EXECUTIVE OFFICER



                                                                  [SIG]
                                                                  SPECIMEN
                                                                  SECRETARY


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                      HOME PRODUCTS INTERNATIONAL, INC.



The Corporation will furnish without charge to each stockholder who so requests a copy of the statement of the powers, designations, preferences and relative and participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of each preference and/or rights granted to or imposed upon the respective classes or series of shares and upon the holder thereof, as established by the Certificate of Incorporation of the Corporation, as amended, or by any Certificate of Designation, and of the number of shares constituting each series and the designation thereof. Such copy may be obtained by a request in writing to the Corporation or the Transfer Agent.



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;


TEN COM -as tenants in common             UNIF GIFT MIN ACT-      Custodian
TEN ENT -as tenants by the entireties                       ---------------------------------
JT TEN  - \\\\\\                                              (Cust)              (Minor)
                                                            under Uniform Gifts to Minors
                                                            Act
                                                               -----------------
                                                                 (State)


   Additional abbreviations may also be used though not in the above list.



  FOR VALUE RECEIVED ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------


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 PLEASE PRINT or typewrite NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE



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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of situation in the premises.

Date____________________





AFFIX MEDALLION SIGNATURE               X____________________________________
 GUARANTEE IMPRINT BELOW                           (SIGNATURE)


                                        X____________________________________
                                                   (SIGNATURE)



                                        _______________________________________
                                        ABOVE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                        THE SIGNATURE(S) MUST BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR, INSTITUTION SUCH
                                        AS A SECURITIES BROKER/DEALER,
                                        COMMERCIAL BANK & TRUST COMPANY, SAVINGS
                                        & LOAN ASSOCIATION OR A CREDIT UNION
                                        PARTICIPATING IN A MEDALLION PROGRAM
                                        APPROVED BY THE SECURITIES TRANSFER
                                        ASSOCIATION, INC.